SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                      Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934



Filed by the Registrant    [X]

Filed by Party other than the Registrant    [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                              ART DIMENSIONS, INC.
               --------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                    William T. Hart - Attorney for Registrant
               --------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1) Title of each class of securities to which transaction applies:

         ----------------------------------------------------------------

      2) Aggregate number of securities to which transaction applies:

         ----------------------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
     ----------------------------------------------------------------


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                              ART DIMENSIONS, INC.
                                3636 S. Jason St.
                               Englewood, CO 80113
                                 (303) 781-7280

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 12, 2012

To the Shareholders:

      Notice is hereby given that a special meeting of the shareholders of Art Dimensions, Inc. (the "Company") will be held at 1624 Washington Street, Denver, CO 80203 on November 12, 2012, at 10:00 a.m., for the following purposes:

     (1) to approve an amendment to the Company's Articles of Incorporation to change the name of the Company to Southern Hospitality Development Corp.; and

to transact such other business as may properly come before the meeting.

      October 19, 2012 is the record date for the determination of shareholders entitled to notice of and to vote at such meeting. Shareholders are entitled to one vote for each share held of record. As of October 19, 2012 there were 1,082,600 outstanding shares of the Company's common stock.



October 29, 2012                                     Rebecca Gregarek, President


      PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ATTACHED PROXY CARD,
                    AND SIGN, DATE AND RETURN THE PROXY CARD.

                    TO SAVE THE COST OF FURTHER SOLICITATION,
                              PLEASE VOTE PROMPTLY


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                              ART DIMENSIONS, INC.
                                3636 S. Jason St.
                               Englewood, CO 80113
                                 (303) 781-7280

                                 PROXY STATEMENT


     The accompanying proxy is solicited by the Company's directors for voting at the special meeting of shareholders to be held on November 12 2012, and at any and all adjournments of such meeting. If the proxy is executed and returned, it will be voted at the meeting in accordance with any instructions, and if no specification is made, the proxy will be voted for the proposals set forth in the accompanying notice of the special meeting of shareholders. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Company at the address shown above or in person at the time of the meeting. Additionally, any later dated proxy will revoke a previous proxy from the same shareholder. This proxy statement was posted on the Company's website and mailed to shareholders of record on or about October 19, 2012.

     There is one class of capital stock outstanding, that being common stock. Provided a quorum consisting of one-third of the shares entitled to vote is present at the meeting, the adoption of the proposals to come before the meeting will require the approval of a majority of votes cast at the meeting.

     Shares of the Company's common stock represented by properly executed proxies that reflect abstentions or "broker non-votes" will be counted as present for purposes of determining the presence of a quorum at the annual meeting. "Broker non-votes" represent shares held by brokerage firms in "street-name" with respect to which the broker has not received instructions from the customer or otherwise does not have discretionary voting authority. Abstentions and broker non-votes will not be counted as having voted against the proposals to be considered at the meeting.

PRINCIPAL SHAREHOLDERS

     The following table lists, as of October 19, 2012, the shareholdings of (i) each person owning beneficially 5% or more of the Company's common stock (ii) each officer of the Company and (iii) all officers and directors as a group. Unless otherwise indicated, each owner has sole voting and investment powers over his shares of common stock.


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Name and Address                   Number of Shares        Percent of Class
----------------                   ----------------        ----------------

Rebecca Gregarek                      325,000 (1)                30%
3636 S. Jason St
Englewood, CO 80113

Kathy Sheehan                         270,000 (2)                25%
3636 S. Jason St.
Englewood, CO 80113

Todd Sheehan                          245,000                    23%
3636 S. Jason St.
Englewood, CO 80113

All Officers and                      595,000                    55%
Directors as a group
(two persons)

(1)Includes 5,000 shares held of record by Ms. Gregarek's minor child.

(2)Includes 15,000 shares held of record by Ms. Sheehan's minor children.


PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO SOUTHERN HOSPITALITY DEVELOPMENT CORP.

     The Company has not been profitable since its inception in 2008. The Company believes that its operating losses are partly due to the recession which began in 2008 and the nature of the Company's business, i.e. providing consulting and marketing services with respect to paintings, sculptures and other forms of fine art. Consequently, the Company believes that a change in the Company's business plan would be in the best interest of the Company's shareholders.

     The Company is of the opinion that the hospitality industry is attractive to investors and plans to pursue opportunities in this area.

     Accordingly, the shareholders of the Company are being requested to vote on the adoption of an amendment to the Company's Articles of Incorporation changing the name of the Company to Southern Hospitality Development Corp.

     The Board of Directors recommends that the shareholders vote for this proposal.

     The amendment to the Articles of Incorporation will read as follows:

               Entity Name: Southern Hospitality Development Corp.



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                   AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

      The Company's Annual Report on Form 10-K for the year ending December 31, 2011 will be sent to any shareholder of the Company upon request. Requests for a copy of this report should be addressed to the Secretary of the Company at the address provided on the first page of this proxy statement.

                                     GENERAL

      The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with solicitation of proxies will be paid by the Company including any additional solicitation made by letter, telephone or telegraph. Failure of a quorum to be present at the meeting will necessitate adjournment and will subject the Company to additional expense.

      The Company's Board of Directors does not intend to present and does not have reason to believe that others will present any other items of business at the annual meeting. However, if other matters are properly presented to the meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.






          Please complete, sign and return the attached proxy promptly.









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                                                                           PROXY
                              ART DIMENSIONS, INC.
           This Proxy is solicited by the Company's Board of Directors

 The undersigned stockholder of Art Dimensions acknowledges receipt of the Notice of the Special Meeting of Stockholders to be held at 1624 Washington Street, Denver, CO 80203, on November 12, 2012, at 10:00 a.m., and hereby appoints William T. Hart with the power of substitution, as Attorney and Proxy to vote all the shares of the undersigned at said special meeting of stockholders and at all adjournments thereof, hereby ratifying and confirming all that said Attorney and Proxy may do or cause to be done by virtue hereof. The above named Attorney and Proxy is instructed to vote all of the undersigned's shares as follows:

(1) To approve an amendment to the Company's Articles of Incorporation to change the name of the Company to Southern Hospitality Development Corp.;

                   [ ] FOR       [ ] AGAINST     [ ]  ABSTAIN


    To transact such other business as may properly come before the meeting.

   THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DISCRETION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1.

 The Board of Directors recommends a vote FOR Proposal 1.


                                       Dated this ____ day of __________  2012.



                                       ------------------------------------
                                                   (Signature)



                                       ------------------------------------
                                                  (Print Name)

Please sign your name exactly as it appears on your stock certificate. If shares are held jointly, each holder should sign. Executors, trustees, and other fiduciaries should so indicate when signing.

     Please Sign, Date and Return this Proxy so that your shares may be voted at the meeting.

                Send the proxy statement by regular mail, email, or fax to:

                               HART & TRINEN, LLP
                             1624 Washington Street
                                Denver, CO 80203
                                 (303) 839-0061



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                              ART DIMENSIONS, INC.
               NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

      Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on November 12, 2012.

     1.   This notice is not a form for voting.

     2. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

     3.   The  Proxy  Statement,   Information   Statement,   Annual  Report  to
          Shareholders is available at www.awinc.net/proxy_materials.php

     4. If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before November 12, 2012 to facilitate timely delivery.

    A special meeting of the Company's shareholders will be held at 1624 Washington Street, Denver, CO 80203 on November 12, 2012, at 10:00 a.m., for the following purposes:

      (1) to approve an amendment to the Company's Articles of Incorporation to change the name of the Company to Southern Hospitality Development Corp.; and

to transact such other business as may properly come before the meeting.

     The Board of Directors recommends that shareholders vote FOR the proposal listed on the Notice of Special Meeting of Shareholders.

     October 19, 2012 is the record date for the determination of shareholders entitled to notice of and to vote at such meeting. Shareholders may cast one vote for each share held.

    Shareholders may access the following documents at www.awinc.net/proxy_materials.php:

     o    Notice of the 2012 Special Meeting of Shareholders
     o    Company's 2012 Proxy Statement;
     o    Proxy Card

      Shareholders may request a paper copy of the Proxy Materials and Proxy Card by calling 1-512-795-2300, or by visiting www.awinc.net/proxy_materials.php and indicating if you want a paper copy of the proxy materials and proxy card:

     o    for this meeting only, or
     o    for this meeting and all other meetings.

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      If you have a stock certificate registered in your name, or if you have a proxy from a shareholder of record on October 19, 2012, you can, if desired, attend the Special Meeting and vote in person.

      Shareholders can obtain directions to the 2012 special shareholders' meeting at www.awinc.net/proxy_materials.php.

      Please visit www.awinc.net/proxy_materials.php to print and fill out the Proxy Card. Complete and sign the proxy card and mail the Proxy Card to:

                               Hart & Trinen, LLP
                             1624 Washington Street
                                Denver, CO 80203
                                 (303) 839-0061